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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): October 24, 2003


                            ELCOM INTERNATIONAL, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


          Delaware                      000-27376              04-3175156
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(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)


10 Oceana Way, Norwood, Massachusetts                                  02062
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(Address of Principal Executive Offices)                             (Zip Code)


                                 (781) 440-3333
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)




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                                TABLE OF CONTENTS

                                   FORM 8-K/A

                        Date of Report: October 24, 2003


Item                                                                        Page
----                                                                        ----

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT                    1

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS                                1

SIGNATURE                                                                    2

EXHIBITS                                                                     E-1



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         This Amendment No. 1 on Form 8-K/A hereby amends and restates Item 4 as contained in the Current Report on Form 8-K originally filed by Elcom International, Inc. on October 31, 2003, as follows:

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Effective October 24, 2003, KPMG LLP ("KPMG") resigned as the independent public accountants of Elcom International, Inc. (the "Company"). The Company has retained Vitale, Caturano & Company PC as its independent public accountants effective October 27, 2003. The engagement of Vitale, Caturano & Company PC ("VC&C") was approved by the Audit Committee of the Company's Board of Directors and affirmed by the entire Board of Directors.

         The audit reports of KPMG on the Company's consolidated financial statements as of and for the years ended December 31, 2001 and 2002, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows:

         KPMG's report on the consolidated financial statements of the Company as of and for the years ended December 31, 2001 and 2002, contained a separate paragraph stating "the Company has suffered recurring losses from operations and has an accumulated deficit that raise substantial doubt about its ability to continue as a going concern. Management's plans in regards to these matters are also described in Note 1(a). The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty."

         In connection with the audits of the Company's consolidated financial statements for the two fiscal years ended December 31, 2001 and 2002, and through October 24, 2003, the Company had no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedures, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of such disagreement in connection with their opinion.

         During the two most recent fiscal years, and subsequent interim period prior to the Company's engagement of VC&C, neither the Company nor someone on its behalf consulted VC&C regarding the application of accounting principles to a specific transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements.

         A letter from KPMG is attached as Exhibit 16 to this Form 8-K and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         a.   Financial statements of businesses acquired. Not applicable.

         b.   Pro forma financial information. Not applicable.

         c.   Exhibits. The following exhibits are filed with this report:

     Exhibit No.     Description
     -----------     -----------

          16 Letter from KPMG LLP to the Securities and Exchange Commission, dated October 24, 2003.



                                       2
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Elcom International, Inc.



Dated: November 14, 2003                By: /s/ Robert J. Crowell
                                            ------------------------------------
                                            Robert J. Crowell
                                            Chairman and Chief Executive Officer





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                                  EXHIBIT INDEX
                                  -------------


     Exhibit No.      Description
     -----------      -----------

          16 Letter from KPMG LLP to the Securities and Exchange Commission, dated October 24, 2003.(A)


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(A)  Previously filed as Exhibit 16 to the Company's Current Report on Form 8-K,
     filed October 31, 2003 (Commission File No. 000-27376).







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